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                                                                    EXHIBIT 10.9

                             SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT ("AGREEMENT") dated as of February __, 2001 between GLOBALNET, INC., a Nevada corporation (the "COMPANY"), and the undersigned (the "INVESTOR").

                              W I T N E S S E T H:


     The Common Shares being acquired by the Investor are part of a private placement (the "PRIVATE PLACEMENT") of securities of the Company up to 5,350,000 shares ("COMMON SHARES") of common stock, par value $.001, of the Company ("COMMON STOCK") at a price per Common Share of $1.00. There is no minimum number of Common Shares that must be sold in order for the Private Placement to become effective.

     The Investor hereby tenders this Agreement to the Company and applies for the purchase of up to _________ Common Shares at a price per Common Share of $1.00.

     In consideration of the foregoing premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                       PURCHASE AND SALE OF COMMON SHARES

     Section 1.1 Issuance of Common Shares.


         (a) Issuance. Upon the following terms and conditions, the Company shall issue and sell to the Investor and Investor shall purchase from the Company, the number of Common Shares indicated next to such Investor's name on the signature page.

         (b) Purchase Price. The purchase price for the Common Shares to be acquired by each Investor (the "PURCHASE PRICE") shall be the Purchase Price set forth next to such Investor's name on the signature page.

         (c) The Closing.

               (i) The closing of the purchase and sale of the Common Shares (the "CLOSING") shall take place at the offices of the Company on the date that the Purchase Price is wired by the Investor against delivery of the certificate for the Common Shares subscribed for hereby. The date on which the Closing occurs is referred to herein as the "CLOSING DATE".

               (ii) On the Closing Date, the Company shall deliver to each Investor the Common Shares registered in the name of Investor or its nominee in such denominations as reasonably requested by such Investor, and such Investor shall deliver to the Company the Purchase Price for the Common Shares purchased by such Investor hereunder by wire transfer in immediately available funds to an account designated in writing by the Company. In addition, each party shall
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          deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to Closing.

     Section 1.2 Registration Statement. Contemporaneously with the Closing Date, the Company and the Investors shall enter into a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A, providing for the registration of the Common Shares.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor as of the date hereof:

         (a) Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any direct or indirect subsidiaries (defined as any entity of which the Company owns, directly or indirectly, 50% or more of the equity or voting power) other than the subsidiaries listed on SCHEDULE 2.1(a) attached hereto. Except where specifically indicated to the contrary, all references in this Agreement to subsidiaries shall be deemed to refer to all direct and indirect subsidiaries of the Company. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties or financial condition of the entity with respect to which such term is used and which is (either alone or together with all other adverse effects) material to such entity and other entities controlling or controlled by such entity taken as a whole, and any material adverse effect on the transactions contemplated under the Transaction Documents or any other agreement or document contemplated hereby or thereby.

         (b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement (the "TRANSACTION DOCUMENTS") and to issue the Common Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) the Transaction Documents have been duly executed and delivered by the Company and (iv) the Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.


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         (c) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock; as of December 31, 2000 there were 32,352,407 shares of Common Stock issued and outstanding; and, except as set forth on SCHEDULE 2.1(c), no shares of Common Stock were reserved for issuance to persons other than the Investors. All of the outstanding shares of the Company's Common Stock have been validly issued and are fully paid and nonassessable. No shares of capital stock are entitled to preemptive rights and, except as set forth on SCHEDULE 2.1(c), there are no outstanding options to acquire shares of Common Stock (excluding the Common Shares). Except as set forth on SCHEDULE 2.1(c), there are no other scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable for or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, Common Shares, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible or exchangeable into shares, of capital stock of the Company. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Common Shares.

         (d) Issuance of Common Shares. The Common Shares have been duly authorized and, when sold and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the holders of such Common Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock. Subject to the provisions of SCHEDULE 2.1(d), the outstanding shares of Common Stock are currently listed on the Nasdaq Small-Cap Market (the "Approved Market").

         (e) No Conflicts. The execution, delivery and performance the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and the issuance of the Common Shares, do not and will not (i) result in a violation of the Company's Charter or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party (collectively, "COMPANY AGREEMENTS"), or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulation of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. The business of the Company and its direct and indirect subsidiaries is being conducted in material compliance with
(i) its Charter and By-Laws, (ii) all Company Agreements and (iii) all applicable laws, ordinances or regulations of any governmental entity, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. Except for filings, consents and approvals required under applicable state and federal securities laws or the rules and regulations of the Approved Market and covered by the Registration Rights Agreement, the Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or

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registration with, any court or governmental agency or self-regulatory organization in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or to issue and sell the Common Shares except for the registration provisions provided in the Registration Rights Agreement.

         (f) SEC Documents; No Non-Public Information; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company and its subsidiaries have timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including all such proxy information, solicitation statement and registration statements, and any amendments thereto required to have been filed (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects, with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof).

         (g) Financial Statements. The financial statements of the Company and its subsidiaries included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The audited financial statements of the Company for the fiscal year ending December 31, 1999 have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its subsidiaries, as the case may be, as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         (h) No Material Adverse Change. Except as disclosed in the SEC Documents and as disclosed on SCHEDULE 2.1(l), since December 31, 1999, no Material Adverse Effect has occurred or exists, and no event or circumstance has occurred that with notice or the passage of

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time or both is reasonably likely to result in a Material Adverse Effect with respect to the Company.

         (i) No Undisclosed Liabilities. The Company and its subsidiaries have no liabilities or obligations not disclosed, other than those liabilities incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since December 31, 1999, which liabilities, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its direct or indirect subsidiaries.

         (j) No Undisclosed Events or Circumstances. No material event or circumstance has occurred or exists with respect to the Company or its direct or indirect subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

         (k) No General Solicitation. Neither the Company, nor any of its affiliates or any person acting on its or their behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Common Shares Act) in connection with the offer or sale of the Common Shares.

         (l) No Litigation. Except as set forth on SCHEDULE 2.1(l) no litigation or claim (including those for unpaid taxes) against the Company or any of its subsidiaries is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if determined adversely could reasonably be expected to have a Material Adverse Effect on the Company or could reasonably be expected to materially and adversely affect the transactions contemplated hereby. There is no legal proceeding described in the SEC Documents that could reasonably be expected to have a Material Adverse Effect on the Company.

         (m) Brokers. The Company will pay cash consideration equal to six percent (6%) of the aggregate Purchase Price paid for the Common Shares in addition to warrants to purchase up to 750,000 shares of Common Stock (based upon the sale of 5,350,000 Common Shares) for an exercise price of $1.20 per share at any time prior to February 1, 2004 to brokers and finders used by the Company in connection with the Private Placement.

         (n) Related Party Transactions. None of the officers, directors, or key employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         (o) Use of Proceeds. The Company intends to use the proceeds from the Private Placement for working capital and other general corporate purposes. The Company is not now, and after the Private Placement under the Transaction Documents and under all other agreements and the application of the net proceeds from the Private Placement described in the

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preceding sentence will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (p) Public Reports Not Misleading. The SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading at and as of the respective filing dates.

         (q) Public Information. The Company has provided the Investor with all material public information in connection with the business of the Company and the transactions contemplated by the Transaction Documents, and no representations or warranty made, nor any document, statement, financial statement prepared or furnished by the Company in connection herewith contains any untrue statement of material fact, or omits to state a material fact necessary to make the statement or facts contained herein or therein not misleading.

         (r) Tax Status. The Company has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside in its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax.

         (s) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977 as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         (t) Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that the Investors are acting solely in the capacity of arm's-length purchasers with respect to this Agreement and the transactions contemplated herein. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this agreement and the transactions contemplated hereby and that any statement made by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or any recommendation and is merely incidental to the Investors' purchase of the Common Stock and has not been publicly relied upon by the Company, its officers or its directors in any way. The Company further represents to each Investor that the Company's

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decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

         (u) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act or for purposes of any state securities or blue sky law of the issuance of the Common Shares to the Investors. The issuance of the Common Shares to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

         (v) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (w) Form S-1. The Company is eligible to file the Registration Statement (as defined in the Registration Rights Agreement) on Form S-1 under the Act and rules promulgated thereunder, and Form S-1 is permitted to be used for the transactions contemplated hereby under the Act and rules promulgated thereunder.

     Section 2.2 Representations and Warranties of the Investor. In consideration of the sale of the Common Shares and intending to be legally bound, the Investor hereby makes the following representations and warranties to the Company as of the date hereof:

         (a) Organization and Qualification. The Investor, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect on such Investor.

         (b) Authorization; Enforcement. (i) The Investor has the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Common Shares, (ii) the execution and delivery of the Transaction Documents by such Investor and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate or partnership action, and (iii) the Transaction Documents constitute valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the

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enforcement of creditors' rights and remedies or by other equitable principles of general application.

         (c) No Conflicts. The execution, delivery and performance of the Transaction Documents, the performance thereunder and the consummation by such Investor of the transactions contemplated hereby and thereby do not and will not
(i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a material violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor. The Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under the Transaction Documents.

         (d) Investment Representations.

               (i) Access to Other Information. The Investor acknowledges that the Company has made available to the Investor the opportunity to examine such additional documents from the Company and to ask questions of, and receive full answers from, the Company concerning, among other things, the Company, its financial condition, its management, its prior activities and any other information which such Investor considers relevant or appropriate in connection with entering into this Agreement. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor's right to rely on the Company's representations and warranties contained in
          Section 2.1.

               (ii) Risks of Investment. The Investor acknowledges that the Common Shares have not been registered under the Act. The Investor is familiar with the provisions of Rule 144 and understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act or some other exemption from the registration requirements of the Act will be required in order to dispose of the Common Shares, and that such Investor may be required to hold the Common Shares for a significant period of time prior to reselling them, subject to the Company successfully registering the Common Shares pursuant to the Registration Rights Agreement. The Investor is capable of assessing the risks of an investment in the Common Shares and is fully aware of the economic risks thereof.

               (iii) Investment Representation. The Investor is purchasing the Common Shares for its own account and not with a view to distribution in violation of any securities laws. The Investor has no present intention to sell the Common Shares in violation of federal or state securities laws and such Investor has no present arrangement (whether or not legally binding) to sell the Common Shares to or through any person or entity.

               (iv) Restricted Common Shares. It acknowledges and understands that the terms of issuance have not been reviewed by the SEC or by any state securities authorities and that the Common Shares have been issued in reliance on

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          the certain exemptions for non-public offerings under the Act, which exemptions depend upon, among other things, the representations made and information furnished by such Investor, including the bona fide nature of such Investor's investment intent as expressed above.

               (v) Ability to Bear Economic Risk. It is an "accredited" investor as defined in Rule 501 of Regulation D, as amended, under the Act, and that it (i) is able to bear the economic risk of its investment in the Common Shares, (ii) is able to hold the Common Shares for an indefinite period of time, (iii) can afford a complete loss of its investment in the Common Shares and (iv) has adequate means of providing for its current needs.

               (vi) No Public Solicitation. At no time was the Investor presented with or solicited by any general mailing, leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or general solicitation in connection with the issuance.

               (vii) Reliance by the Company. The Investor understands that the Common Shares are being offered and sold in reliance on transactional exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Common Shares.

         (e) Brokers. The Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     Section 2.3 Anything in this Section 2 or elsewhere herein to the contrary notwithstanding, it is understood and agreed by the Company (1) that Investor has not been asked to agree, nor has he agreed, to desist from purchasing or selling, long and/or short, securities issued by the Company, or "derivative" securities based on securities issued by, the Company or to hold the Common Shares purchased from the Company for any specified term; (2) that past or future open market or other transactions by Investor, including short sales, and specifically including, without limitation, short sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the issuer's publicly-traded securities; (3) that Investor, and counter parties in "derivative" transactions to which Investor is a party, directly or indirectly, presently have a "short" position in the common stock of the Company, and (4) that Investor shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction."

                                   ARTICLE 3

                                   COVENANTS

     Section 3.1 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Article 3 of this Agreement.


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     Section 3.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Common Shares as required under Regulation D and to provide a copy thereof to the Investor promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary to qualify the Common Shares for sale to the Investor pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor.

     Section 3.3 Listing. The Company shall promptly secure the listing of the Common Shares on Nasdaq (subject to official notice of issuance).

                                   ARTICLE 4
                             CONDITIONS TO CLOSINGS

     Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Common Shares. The obligation hereunder of the Company to issue and/or sell the Common Shares to the Investor at the Closing (unless otherwise specified) is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of each Investor will be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which will be true and correct as of such date).

         (b) Performance by the Investor. The Investor shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Investor at or prior to the Closing.

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of or adversely affects any of the transactions contemplated by the Transaction Documents and no proceeding shall have been commenced that will have such effect.

         (d) Purchase Price. The Company shall have received the aggregate Purchase Price from the Investor.

     Section 4.2 Conditions Precedent to the Obligation of the Investor to Purchase the Common Shares. The obligation hereunder of the Investor to acquire and pay for the Common Shares at the Closing (unless otherwise specified) is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below.

         (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects

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(except for representations and warranties that are already qualified as to materiality or knowledge, which shall be true and correct) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct as of such date).

         (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

         (c) No Injunction. No statute, rule, regulation, executive, judicial or administrative order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

         (d) Material Adverse Changes. No event which had or is likely to have, in the judgment of the Investor, a Material Adverse Effect on the Company or any of its direct or indirect subsidiaries shall have occurred.

         (e) Common Shares. The Investor shall have received certificates representing the Common Shares.

                                   ARTICLE 5
                                LEGEND AND STOCK

     The Company will issue one or more certificates representing the Common Shares in the name of the Investor and in such denominations to be specified by the Investor prior to (or from time to time subsequent to) Closing. Each certificate representing the Common Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE TRANSFERRED, ASSIGNED, SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED BECAUSE OF AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

     The Company agrees to reissue Common Shares, as the case may be, without the legend set forth above at such time as (i) the holder thereof is permitted to dispose of such Common Shares pursuant to Rule 144 under the Act, (ii) such Common Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly pursuant to an effective registration or exemption, or (iii) the sale of the Common Shares is registered under the Act.

                                   ARTICLE 6
                                  MISCELLANEOUS

     Section 6.1 Stamp Taxes. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Common Shares.

     Section 6.2 Consent to Jurisdiction; Jury Trial.

         (a) THE COMPANY AND THE INVESTOR (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND NEW YORK STATE COURTS SITTING IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER.

         (b) EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

     Section 6.3 Entire Agreement; Amendment. This Agreement, together with other Transaction Documents and the agreements and documents executed in connection herewith and therewith, contains the entire understanding of the parties with respect to the matters covered hereby and thereby, supercedes any prior understanding, memoranda or other written or oral agreements between or among any of them respecting the matters covered hereby and thereby and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 6.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

            to the Company:

                      GlobalNet, Inc.
                      1919 South Highland
                      Suite 125D
                      Lombard, Illinois 60148
                      Attention:  Pere Valles
                      Facsimile:  (630) 652-1320

            with copies to:

                      McDermott, Will & Emery
                      227 West Monroe Street
                      Chicago, Illinois 60606
                      Attention:  Helen Friedli, Esq.
                      Facsimile:  (312) 984-7700
            to the Investor:

                      To the Investor at the address and/or fax number set forth on the Signature Page of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

     Section 6.5 Indemnity. In consideration of the Investors' execution and delivery of the Transaction Documents and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investors and all of their partners, officers, directors, employees, members, stockholders and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from (i) the execution, delivery, performance, breach by the Company or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) the status of the Investor or holder of the Common Shares as investors in the Company, and (d) the enforcement of this Section. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising solely out of such Indemnitee's willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     Section 6.6 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 6.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 6.8 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of a majority of the outstanding Common Shares. No Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the consent of the Company, which consent may not be unreasonably withheld. Notwithstanding the foregoing, the Investor may assign its rights and obligations hereunder and may transfer any or all of its Common Shares to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. In addition, and notwithstanding anything to the contrary contained in this Agreement or in the Registration Rights Agreement, the Common Shares may be pledged, and all rights of the Investor under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's lending arrangements, if any.

     Section 6.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 6.10 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     Section 6.11 Survival. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the Closing.

     Section 6.12 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without the express written agreement of such Investor, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company agrees that it will deliver a copy of any public announcement regarding the matters covered by this Agreement or any agreement and document executed herewith to each Investor and any public announcement including the name of an Investor to such Investor, reasonably in advance of the release of such announcements.

     Section 6.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 6.14 Termination. In the event that the Closing shall not have occurred on or before five (5) business days after the date of this Agreement, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date without penalty or liability of any kind to either party.


      WHEREFORE IN CONSIDERATION, of the foregoing representations, I hereby submit the following subscription for the below referenced number of Common Shares as described in this Subscription Agreement, furthermore, I acknowledge I have received copies of all information I deemed necessary or appropriate to evaluate the merits and risks of an investment in the Common Shares.

Date: ____________________, 2001


_________________ Number of Common Shares

$________________ Cash Payment ($1.00 per Common Share)




____________________________________

Print Name:
           _________________________

Address:____________________________

        ____________________________

                              ACCEPTANCE:

GlobalNet, Inc. herewith accepts the foregoing subscription for Common Shares.


                              GLOBALNET, INC.

                              By:
                                    ------------------------------------
                                    Name:
                                    Title: